Exhibit 10.30
Execution Copy

INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT

INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of November 20, 2002, among CONSTAR INTERNATIONAL INC., a Delaware corporation (the “Borrower”), each Domestic Subsidiary of the Borrower listed on Schedule I hereto (the “Guarantors”) and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement dated as of November 20, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may be from time to time supplemented or amended (the “Lenders”), the Administrative Agent, the Joint Lead Arrangers, the Documentation Agent, the Co-Documentation Agent and the Syndication Agent and (b) the Guarantee Agreement dated as of November 20, 2002 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among the Guarantors and Citicorp North America, Inc., as collateral agent.

The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) pursuant to the Guarantee Agreement; the Guarantors also have granted Liens on and security interests in certain of their assets to secure the Obligations. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof

Accordingly, the Borrower, each Guarantor and the Administrative Agent agree as follows:

SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement on account of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the fall amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party on account of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 2. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3) that in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim described in Section 1 of any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero or any of the commitments to make Loans or issue Letters of Credit under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Creditor or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Waivers; Amendment. (a) No failure or delay on the part of the Administrative Agent or any Guarantor in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such light or power by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right or power. The remedies of the Administrative Agent and the Guarantors hereunder are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into among the Borrower, the Administrative Agent and the Guarantor with respect to which such waiver, amendment or modification is to apply, subject to any consents required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

SECTION 8. Successors and Assigns; Binding Agreement; Assignments; Several Agreement. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties hereto that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. This Agreement shall become effective as to the Borrower or any Guarantor when a counterpart hereof executed on behalf of any such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Borrower, such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, such Guarantor, the Administrative Agent and the Secured Parties, and their respective successors and assigns, except that the Borrower nor any Guarantor shall have the right to assign its rights or obligations hereunder (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement and any Security Documents to which it is a party in accordance with the Loan Documents, such Guarantor will cease to have any rights or obligations under this Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect until this Agreement shall terminate.

(b) Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by telecopy shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting this Agreement.

SECTION 12. Additional Guarantors. Pursuant to Section 6.13 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence or not such a Domestic Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming such a Domestic Subsidiary. Upon execution and delivery by the Administrative Agent and a Domestic Subsidiary of an instrument in the form of Annex 1 hereto, such Domestic Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

CONSTAR INTERNATIONAL INC.,

By:	/s/ JAMES C. COOK
Name: James C. Cook Title: Executive Vice President, Chief Financial Officer and Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,

By:	/s/ JAMES C. COOK
Name: James C. Cook Title: Executive Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent,

By:	/s/ MYLES KASSIN
Name: Myles Kassin Title: Vice President

Indemnity, Subrogation and Contribution Agreement

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SCHEDULE I
to the Indemnity Subrogation
and Contribution Agreement

Guarantors

Name	Address
Constar, Inc.	One Crown Way, Philadelphia, PA 19154 Attention: James Cook Telecopy: (215) 552-3700

BFF Inc.	One Crown Way, Philadelphia, PA 19154 Attention: James Cook Telecopy: (215) 552-3700

DT, Inc.	One Crown Way, Philadelphia, PA 19154 Attention: James Cook Telecopy: (215) 552-3700

Constar Plastics, LLC	919 Market Street, Suite 406, Wilmington, DE 19801 Attention: James Cook Telecopy: (215) 552-3700

Constar Foreign Holdings, Inc.	One Crown Way, Philadelphia, PA 19154 Attention: James Cook Telecopy: (215) 552-3700

Annex I to the
Indemnity, Subrogation and
Contribution Agreement

SUPPLEMENT NO.      dated as of [                ], to the Indemnity, Subrogation and Contribution Agreement dated as of November 20, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among CONSTAR INTERNATIONAL INC., a Delaware corporation (the “Borrower”), each Domestic Subsidiary of the Borrower listed on Schedule I hereto (the “Guarantors”) and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to (a) the Credit Agreement dated as of November 20, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Joint Lead Arrangers, the Documentation Agent and the Syndication Agent and (b) the Guarantee Agreement dated as of November 20, 2002 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among the Guarantors and Citicorp North America, Inc., as collateral agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 6.13 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence or not such a Domestic Subsidiary on the date of the Credit Agreement is required to enter into the Indemnity, Subrogation and Contribution Agreement as a Guarantor upon becoming a Domestic Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Domestic Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and an implied covenant of good faith and fair dealing.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by telecopy shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Indemnity, Subrogation and Contribution Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution

Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signature Page Follows]

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[Name of New Guarantor],

By:
Name: Title:

CITICORP NORTH AMERICA, INC., as Administrative Agent,

By:
Name: Title:

Supplement No.      to the Indemnity, Subrogation and Contribution Agreement

SCHEDULE I
to Supplement No.      to the Indemnity
Subrogation and Contribution Agreement

Guarantors

Name	Address